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                                                                    Exhibit 99.1



1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450.0406
E-mail: info@steelcloud.com, www.steelcloud.com

For investor or marketing information contact: Brian Hajost at 703-450-0400, ext. 5240
For financial information please access our web site at www.steelcloud.com

PRESS RELEASE
For Immediate Distribution

                          SteelCloud Reports Q1 Results

Dulles, VA (March 13, 2003) - SteelCloud Inc. (Nasdaq: SCLD), a leader in the development of turnkey network security and storage appliance solutions, today reported operating results for its first quarter ended January 31, 2003. First quarter revenues rose 32% to $7.63 million from $5.79 million in the Company's Fourth Quarter ended October 31, 2002. Quarterly net income, including discontinued operations was $79,544 or $0.01 per common share. The Company recorded revenues, including discontinued operations, in the first quarter of fiscal 2002 of $9.35 million with a net profit of $486,506.

"We were pleased to remain profitable and cash positive in spite of an ailing economy, especially for capital spending in technology," explained Thomas P. Dunne, Chairman and Chief Executive Officer. "Due to the Company's diversification across commercial and federal markets, we have been able to offset commercial revenue with significant federal orders and activities. SteelCloud enters our second quarter with a strong backlog - bolstered by the two significant contract wins recently announced by the company. We continue to work on some exciting opportunities in our federal, consulting, and appliance markets."

First Quarter Highlights:

     o SteelCloud continued having positive cash flow from operations for the quarter.

     o The Company ended the quarter with a strong cash balance that exceeded its debt.

     o The Company began increasing volume shipments of products under the $10.5 million contract awarded to it by Lockheed Martin in January of 2002.

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     o  The Company expanded its customer base during the quarter and has five new OEM customers in the prototype phase of product development.

As previously announced, the Company will also hold a conference call at 11:00 a.m. EST on Thursday, March 13, 2003 to discuss the earnings release. Thomas Dunne, Chairman, and Chief Executive Officer of SteelCloud will host the call. For those investors interested in joining the conference call, please dial 1-800-211-3767 for international calls dial 1-312-461-0644 and reference "5528110." A recording of the earnings conference call will be available until March 18, 2003, and is accessible by dialing 1-800-839-6713 and keying in 5528110. SteelCloud will file its Form 10Q quarterly report with the SEC prior to March 15, 2003.

About SteelCloud

SteelCloud is a leading provider of server appliances to technology companies and organizations that develop, implement, and support Internet security and infrastructure solutions. The company continues to build on its solid 15-year history, delivering complex server solutions to major corporate and public sector enterprises, including some of the world's largest software and IT companies. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance customer-centric network appliances. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com or by e-mail at info@steelcloud.com.

# # #

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8-K. SteelCloud takes no obligation to update or correct forward-looking statements.



# # #

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STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEET

                                                                                         October 31,              January 31,
                                                                                            2002                     2003
                                                                                        ------------              -----------
                                        ASSETS                                                                    (unaudited)
      Current assets
         Cash and cash equivalents                                                          $751,323                 $892,887
         Accounts receivable, net of allowance for doubtful accounts of
           $293,000 as of October 31, 2002 and January 31, 2003                            6,082,340                4,164,757

         Inventory, net of reserves of $1,038,020 and $1,009,577 as of October
           31, 2002 and January 31, 2003, respectively                                     4,180,812                3,508,704

         Deferred tax asset                                                                  400,000                  400,000
         Income tax receivable                                                                55,392                   55,392
         Prepaid expenses and other current assets                                           208,892                  260,728
         Deferred contract cost                                                            2,039,339                1,949,323
         Assets held for sale                                                                953,320                  572,282
                                                                                         -----------              -----------
      Total current assets                                                                14,671,418               11,804,073

         Property and equipment, net                                                         304,081                  352,055
         Equipment on lease, net                                                             574,272                  458,248
         Goodwill and other intangible assets, net                                         1,778,059                1,778,059
         Other assets                                                                        304,922                  290,509
                                                                                         -----------              -----------

      Total assets                                                                       $17,632,752              $14,682,944
                                                                                         ===========              ===========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities
          Accounts payable                                                                $3,620,580               $2,367,296
          Accrued expenses                                                                 1,542,277                1,554,958
          Notes payable, current                                                             503,823                  381,781
          Unearned revenue                                                                 4,507,859                2,955,268
          Liabilities held for sale                                                          641,145                  522,864
                                                                                         -----------              -----------
      Total current liabilities                                                           10,815,684                7,782,167

      Note payable, long-term                                                                 60,000                   62,651

      Stockholders' equity
          Common stock, $.001 par value: 50,000,000 shares authorized,
            10,447,611 and 10,449,486 shares issued and outstanding at October
            31, 2002 and January 31, 2003                                                     10,448                   10,450
          Additional paid in capital                                                      39,553,017               39,554,532
          Treasury stock, 400,000 shares at October 31, 2002 and January 31,
            2003, respectively                                                            (3,432,500)              (3,432,500)
          Accumulated deficit                                                            (29,373,897)             (29,294,356)
                                                                                         -----------              -----------
      Total stockholders' equity                                                           6,757,068                6,838,126
                                                                                         -----------              -----------

      Total liabilities and stockholders' equity                                         $17,632,752              $14,682,944
                                                                                         ===========              ===========


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STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)


                                                                                                 Three Months Ended
                                                                                                    January 31,
                                                                                            2002                    2003
                                                                                        ------------            -----------

     Net revenues                                                                         $9,354,066             $7,634,168
     Cost of revenue                                                                       6,839,864              6,091,831
                                                                                         -----------            -----------

     Gross profit                                                                          2,514,202              1,542,337

     Selling and marketing                                                                   313,821                298,724
     General and administrative                                                            1,300,949              1,128,728
     Amortization of goodwill                                                                 98,554                      -
                                                                                         -----------            -----------

     Income from continuing operations                                                       800,878                114,885

     Interest expense, net                                                                    49,859                  5,840
     Other (income)                                                                           (4,155)                     -
                                                                                         -----------            -----------
     Income before income taxes                                                              755,174                109,045
     Provision for income taxes                                                                1,200                      -
                                                                                         -----------            -----------
     Net income from continuing operations                                                   753,974                109,045
     Loss from discontinued operations                                                       267,468                 29,501
                                                                                         -----------            -----------
     Net income                                                                          $   486,506               $ 79,544
                                                                                         ===========            ===========

     Earnings per share (basic and diluted):
      Earnings from continuing operations                                                      $0.07                 $ 0.01
      Discontinued operations                                                                  (0.02)                     -
                                                                                         -----------            -----------
      Net earnings per share                                                                   $0.05                 $ 0.01
                                                                                         ===========            ===========


     Weighted-average shares outstanding, basic                                           10,214,545             10,046,556
     Weighted-average shares outstanding, diluted                                         10,704,386             10,412,839